Exhibit 99.1

ADVENT SOFTWARE REPORTS FIRST QUARTER

2014 RESULTS

Record First Quarter Operating Cash Flow of $20.9 Million, up 21%, and Annualized Recurring Run Rate of $376 Million, up 6%, Compared to The Prior Year.

SAN FRANCISCO — April 28, 2014 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the first quarter ended March 31, 2014.

“Advent had a strong start to the year,” said Pete Hess, Chief Executive Officer of Advent Software.  “We are in a great position with solid profitability and excellent cash flow, and we continue to strengthen our competitive advantage while at the same time committing to further enhance shareholder value.”

FIRST QUARTER 2014 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue of $96.8 million for the first quarter of 2014, compared to $92.5 million in the first quarter of 2013, a 5% increase.

Operating income for the first quarter of 2014 was $19.3 million, or 20.0% of revenue, compared to $16.2 million or 17.5% of revenue for the first quarter of 2013.

Net income for the first quarter of 2014 was $10.9 million, compared to $12.1 million in the first quarter of 2013. On a fully diluted basis, earnings per share in the first quarter of 2014 were $0.20, compared to $0.23 in the first quarter of 2013. In the first quarter of 2013, Advent benefited from the reinstatement of the federal research credit for 2012 and 2013, yielding a GAAP provisional tax rate of 24%.

Operating cash flow in the first quarter of 2014 was $20.9 million, compared with $17.2 million in the first quarter of 2013.

Cash and cash equivalents totaled $45 million as of March 31, 2014, compared to $34 million as of December 31, 2013. Total outstanding debt as of March 31, 2014 was $295 million compared to $305 million as of December 31, 2013.

Deferred revenue as of March 31, 2014 was $188 million, compared to $177 million as of March 31, 2013.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income for the first quarter of 2014 was $29.2 million, or 30.2% of revenue. This represents an 11% increase compared to $26.4 million in the first quarter of 2013.

On a fully diluted basis, non-GAAP earnings per share were $0.33 in the first quarter of 2014 and represent a 1% increase from $0.32 in the first quarter of 2013.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

BUSINESS HIGHLIGHTS

•                  Quarterly Dividend: Advent’s Board of Directors has approved the payment of a quarterly cash dividend to its shareholders. The quarterly cash dividend payment of $0.13 per common share will be made on July 15, 2014 to shareholders of record as of June 30, 2014.

•                  Award-Winning Solutions & Company: Advent’s solutions continued to receive industry awards and win honors around the world during the first quarter. In the US, Advent was named “Best CRM System” by Family Wealth Report, and APX was named “Best Technology Platform” by Private Asset Management.  Internationally, Advent was named “Best Technology Fund Accounting” by HFM Week European Hedge Fund Services and “Best Portfolio Management Software Provider” and “Best Fund Accounting & Reporting Software Provider” by MENA Fund Manager.

•                  Continued Client Success: Advent had a strong first quarter, with a number of existing clients expanding their relationship with Advent, including Schafer Cullen Capital Management, and many new noteworthy clients around the world, including Ashburton Investments, the investment arm of the First Rand Group.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the second quarter of 2014. Financial guidance for fiscal year 2014 remains unchanged.

Guidance	Q2 2014	FY 2014
Total Revenue ($M)	$96 - $98	$395 - $403
GAAP Operating Margin	n/a	21.0% - 21.5%
Stock Compensation Expense (% of revenue)	n/a	8.0%
Amortization of Intangibles (% of revenue)	n/a	2.0%
Non-GAAP Operating Margin	n/a	31.0% - 31.5%
Operating Cash Flow ($M)	n/a	$105 - $115
Capital Expenditures ($M)	n/a	$8 - $11
Effective Tax Rate (GAAP)	n/a	35% - 40%
Effective Tax Rate (non-GAAP)	n/a	35%

INVESTOR CALL

Advent Software, Inc. will host its Q1 2014 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q1 2014 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial 866-700-5192 and request conference ID # 97740378.  Telephone replay will be available through midnight May 5, 2014.  The replay number for domestic callers is 888-286-8010, and for international callers is 617-801-6888, with the conference ID of # 38169624. The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Over the last 30 years of industry change, our core mission to help our clients focus on their unique strategies and deliver exceptional investor service has never wavered. With unparalleled precision and ahead of the curve solutions, we’ve helped over 4,300 firms in more than 50 countries - from established global institutions to small start-up practices — to grow their business and thrive.  Advent technology helps firms minimize risk, work together seamlessly, and discover new opportunities in a constantly evolving world. Together with our clients, we are shaping the future of investment management. For more information on Advent products visit http://www.advent.com.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), please see the accompanying tables entitled “Reconciliation of Selected Continuing Operations’ GAAP Measures to Non-GAAP Measures” and “Reconciliation of Projected Continuing Operations’ GAAP Operating Income % to Non-GAAP Operating Income %.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance and any other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  In addition, any declarations of future quarterly dividends and establishment of future record and payment dates may not occur and are subject to the determination of the Advent Board of Directors. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to declare future dividends; the Company’s ability to satisfy contractual performance requirements and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2013 Annual Report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, Advent Software, and the Advent and logo composite are registered trademarks of Advent Software, Inc. All other company names or marks mentioned herein are those of their respective owners.

CONTACTS

Media Contact:
Amanda Diamondstein-Cieplinska
Advent Software, Inc.
(415) 645-1668
adiamond@advent.com

Investor Relations Contact:
Justin Ritchie
Advent Software, Inc.
(415) 645-1683
jritchie@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	March 31	December 31
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$44,964	$33,828
Accounts receivable, net	49,097	58,717
Deferred taxes, current	24,898	24,898
Prepaid expenses and other	29,094	30,114
Current assets of discontinued operation	100	100
Total current assets	148,153	147,657
Property and equipment, net	31,417	31,698
Goodwill	208,146	207,818
Other intangibles, net	25,248	27,392
Deferred taxes, long-term	21,966	23,020
Other assets	15,947	17,372
Noncurrent assets of discontinued operation	1,337	1,337

Total assets	$452,214	$456,294

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$3,687	$5,348
Accrued liabilities	35,243	41,625
Deferred revenues	179,314	186,107
Current portion of long-term debt	20,000	20,000
Current liabilities of discontinued operation	612	600
Total current liabilities	238,856	253,680
Deferred revenues, long-term	8,501	7,809
Long-term income taxes payable	7,667	7,667
Long-term debt	275,000	285,000
Other long-term liabilities	10,634	11,171
Noncurrent liabilities of discontinued operation	2,630	2,782

Total liabilities	543,288	568,109

Stockholders’ deficit:
Common stock	514	513
Additional paid-in capital	51,890	42,533
Accumulated deficit	(154,984)	(165,870)
Accumulated other comprehensive income	11,506	11,009
Total stockholders’ deficit	(91,074)	(111,815)

Total liabilities and stockholders’ deficit	$452,214	$456,294

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended March 31
	2014	2013
Net revenues:
Recurring revenues	$89,129	$84,483
Non-recurring revenues	7,675	8,007

Total net revenues	96,804	92,490

Cost of revenues (1):
Recurring revenues	18,627	16,412
Non-recurring revenues	8,055	9,568
Amortization of developed technology	1,800	2,499

Total cost of revenues	28,482	28,479

Gross margin	68,322	64,011

Operating expenses (1):
Sales and marketing	19,729	17,204
Product development	17,639	16,962
General and administrative	10,558	10,360
Amortization of other intangibles	909	957
Restructuring charges	174	2,315

Total operating expenses	49,009	47,798

Income from continuing operations	19,313	16,213
Interest and other income (expense), net	(2,225)	(303)

Income from continuing operations before income taxes	17,088	15,910
Provision for income taxes	6,181	3,853

Net income from continuing operations	$10,907	$12,057

Discontinued operation:
Net loss from discontinued operation (net of applicable
taxes of $(14) and $(15), respectively)	(21)	(22)

Net income	$10,886	$12,035

Basic net income (loss) per share (2):
Continuing operations	$0.21	$0.24
Discontinued operation	(0.00)	(0.00)
Total operations	$0.21	$0.24

Diluted net income (loss) per share (2):
Continuing operations	$0.20	$0.23
Discontinued operation	(0.00)	(0.00)
Total operations	$0.20	$0.23

Weighted average shares used to compute net income (loss) per share:
Basic	51,358	50,563
Diluted	53,807	52,598

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$842	$488
Cost of non-recurring revenues	375	382
Total cost of revenues	1,217	870

Sales and marketing	2,635	1,523
Product development	1,925	1,326
General and administrative	1,851	1,298
Total operating expenses	6,411	4,147

Total stock-based employee compensation expense	$7,628	$5,017

(2) Net income (loss) per share is based on actual calculated values and totals may not sum due to rounding.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31
	2014	2013
Cash flows from operating activities:
Net income	$10,886	$12,035
Adjustment to net income for discontinued operation net income	21	22
Net income from continuing operations	10,907	12,057

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	7,628	5,017
Excess tax benefit from stock-based compensation	(3,348)	(403)
Depreciation and amortization	5,475	6,400
Amortization of debt issuance costs	354	98
(Reduction of) provision for doubtful accounts	(12)	219
(Reduction of) provision for sales reserves	(250)	68
Deferred income taxes	(135)	1,724
Other	130	(45)
Effect of statement of operations adjustments	9,842	13,078
Changes in operating assets and liabilities:
Accounts receivable	9,633	5,368
Prepaid and other assets	2,094	204
Accounts payable	(1,999)	(953)
Accrued liabilities	(8,151)	(5,600)
Deferred revenues	(5,852)	(5,833)
Income taxes payable	4,401	(1,131)
Effect of changes in operating assets and liabilities	126	(7,945)

Net cash provided by operating activities from continuing operations	20,875	17,190

Cash flows from investing activities:
Purchases of property and equipment	(2,085)	(959)
Capitalized software development costs	(472)	—
Purchases of marketable securities	—	(39,715)
Sales and maturities of marketable securities	—	41,371

Net cash (used in) provided by investing activities from continuing operations	(2,557)	697

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	1,246	3,492
Excess tax benefits from stock-based compensation	3,348	403
Withholding taxes related to equity award net share settlement	(1,581)	(896)
Repayment of debt	(10,000)	(2,500)

Net cash (used in) provided by financing activities from continuing operations	(6,987)	499

Net cash transferred to discontinued operation	(161)	(151)

Effect of exchange rate changes on cash and cash equivalents	(34)	(330)

Net change in cash and cash equivalents from continuing operations	11,136	17,905
Cash and cash equivalents of continuing operations at beginning of period	33,828	58,217

Cash and cash equivalents of continuing operations at end of period	$44,964	$76,122

	Three Months Ended March 31
	2014	2013
Supplemental disclosure of cash flow information:
Noncash investing activities:
Capital expenditures included in accounts payable	$469	$—

Cash flows from discontinued operation of MicroEdge, Inc.:
Net cash used in operating activities	$(161)	$(151)
Net cash transferred from continuing operations	161	151

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations’ gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses and income we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

	Three Months Ended March 31
	2014		2013
	Amount	% of Net Revenues	Amount	% of Net Revenues

GAAP gross margin	$68,322	70.6%	$64,011	69.3%
Amortization of acquired intangibles	1,186		1,898
Stock-based compensation	1,217		870
Non-GAAP gross margin	$70,725	73.1%	$66,779	72.3%

GAAP operating income	$19,313	20.0%	$16,213	17.5%
Amortization of acquired intangibles	2,095		2,855
Stock-based compensation	7,628		5,017
Restructuring charges	174		2,315
Non-GAAP operating income	$29,210	30.2%	$26,400	28.5%

GAAP net income	$10,907		$12,057
Amortization of acquired intangibles	2,095		2,855
Stock-based compensation	7,628		5,017
Restructuring charges	174		2,315
Income tax adjustment (1)	(3,264)		(5,281)
Non-GAAP net income	$17,540		$16,963

GAAP net income	$10,907		$12,057
Net interest	2,136		458
Provision for income taxes	6,181		3,853
Depreciation expense	2,766		2,945
Amortization expense	2,709		3,455
Stock-based compensation	7,628		5,017
Adjusted EBITDA	$32,327		$27,785

Diluted net income per share
GAAP	$0.20		$0.23
Non-GAAP	$0.33		$0.32

Shares used to compute diluted net income per share	53,807		52,598

(1)         The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2014 and 2013, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF PROJECTED CONTINUING OPERATIONS’ GAAP OPERATING INCOME %

TO NON-GAAP OPERATING INCOME %

(Preliminary and unaudited)

Advent provides projections for the non-GAAP measure of its continuing operations’ operating income percentage. This non-GAAP measure excludes certain costs and expenses which we believe is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. Adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ending December 31, 2014
	Continuing Operations
	Operating Income %

Projected GAAP	21.0%	to	21.5%

Projected stock-based compensation adjustment		8.0%
Projected amortization of acquired developed technology and other acquired intangible asset adjustment		2.0%

Projected non-GAAP	31.0%	to	31.5%